Asset and Goodwill Impairment Testing	12 Months Ended
Dec. 31, 2022
Impairment of Assets [Abstract]
Asset and Goodwill Impairment Testing	Asset and Goodwill Impairment Testing
a) Impairment Reversal and Asset Impairment

As at December 31, 2022, we did not record impairment or impairment reversals relating to continuing operations. The following pre-tax impairment reversal was recorded in profit in 2021:

Impairment Reversal

(CAD$ in millions)	2022	2021
Carmen de Andacollo CGU	$—	$215
Total	$—	$215

Impairment Testing – 2022

During 2022, we assessed whether there were any indicators of impairment or impairment reversal for our assets and did not identify any matters requiring us to perform an impairment or impairment reversal test, with the exception of the Trail CGU, as outlined below. The results of our assessment of indicators of impairment related to assets held for sale are disclosed in Note 5.

Trail CGU

In the fourth quarter of 2022, as a result of increased costs and operating challenges at the Trail CGU, we performed an impairment test for our Trail CGU. Cash flow projections used in the analysis as at December 31, 2022 were based on an operating plan with cash flows covering a period of 80 years. The recoverable amount of our Trail CGU was approximately equal to the carrying amount of $1.2 billion at the date of testing. As a result, any changes in the key assumptions in Note 8(c) below could result in the carrying amount exceeding the recoverable amount.
8.    Asset and Goodwill Impairment Testing (continued)

Impairment Reversal – 2021

Carmen de Andacollo CGU

In the fourth quarter of 2021, as a result of higher market expectations for long-term copper prices, we recorded a pre-tax impairment reversal of $215 million (after-tax $150 million) related to our Carmen de Andacollo CGU. The estimated post-tax recoverable amount was significantly higher than the carrying value. The impairment reversal affects the profit of our copper operating segment (Note 29).

b) Annual Goodwill Impairment Testing

The allocation of goodwill to CGUs or groups of CGUs reflects how goodwill is monitored for internal management purposes. Our Quebrada Blanca CGU and steelmaking coal group of CGUs have goodwill allocated to them (Note 17).

We did not identify any goodwill impairment indicators during 2022. We performed our annual goodwill impairment testing at October 31, 2022, calculating the recoverable amount on a FVLCD basis and did not identify any goodwill impairment losses.

Cash flow projections are based on expected mine life. For our steelmaking coal group of CGUs, the cash flows cover periods of 13 to 42 years, with an estimate of in situ value applied to the remaining resources. For Quebrada Blanca CGU, the cash flow covers the current 27-year expected mine life of the QB2 project and a projected expansion, totalling 40 years, with an estimate of in situ value applied to the remaining resources.

Given the nature of expected future cash flows used to determine the recoverable amount, a material change could occur over time as the cash flows are significantly affected by the key assumptions described below in Note 8(c).

Sensitivity Analysis for Annual Goodwill Impairment Testing

The recoverable amount of our steelmaking coal group of CGUs was approximately equal to the carrying amount at the date of the annual goodwill impairment testing. As a result, any changes in the key assumptions below could result in the carrying amount exceeding the recoverable amount.

The recoverable amount of our Quebrada Blanca CGU exceeded the carrying amount at the date of our annual goodwill impairment testing. There are no reasonably possible changes to any of the key assumptions below that would lead to the carrying amount exceeding the recoverable amount.

c) Key Assumptions

The following are the key assumptions used in our impairment testing calculations for the years ended December 31, 2022 and 2021:

	2022	2021
Steelmaking coal prices per tonne	Long-term real price in 2027 of US$185	Long-term real price in 2026 of US$150
Copper prices per pound	Long-term real price in 2027 of US$3.60	Long-term real price in 2026 of US$3.30
Post-tax real discount rates - Steelmaking Coal group of CGUs	10.0%	6.0%
Post-tax real discount rate - QB CGU	6.5%	6.0%
Long-term foreign exchange rates	1 U.S. to 1.30 Canadian dollars	1 U.S. to 1.28 Canadian dollars

In our impairment assessment of the Trail CGU, we used long-term assumptions of US$1.25 per pound for zinc, US$277 per pound for treatment charges, US$0.11 per pound for zinc premiums and a post-tax real discount rate of 5.5%.
8.    Asset and Goodwill Impairment Testing (continued)

Interrelation of Key Assumptions

The key assumptions used in our determination of recoverable amounts interrelate significantly with each other and with our operating plans. For example, a decrease in long-term commodity prices could result in amendments to the mine plans that would partially offset the effect of lower prices through lower operating and capital costs. It is difficult to determine how all of these factors would interrelate, but in estimating the effect of changes in these assumptions on fair values, we believe that all of these factors need to be considered together. A linear extrapolation of these effects becomes less meaningful as the change in assumption increases.

Price Assumptions

Price assumptions use current prices in the initial year and trend to the long-term prices in the information referenced above. Prices are based on a number of factors, including historical data, analyst estimates and forward curves in the near term and are benchmarked with external sources of information, including information published by our peers and market transactions, where possible, to ensure they are within the range of values used by market participants.

Discount Rates

Discount rates are based on market participant mining and smelting weighted average costs of capital adjusted for risks specific to the operation or asset where appropriate.

Foreign Exchange Rates

Foreign exchange rates are benchmarked with external sources of information based on a range used by market participants.

Reserves and Resources, Mine Production and Smelter Production

Future mineral production is included in projected cash flows based on plant capacities and mineral reserve and resource estimates and related exploration and evaluation work undertaken by appropriately qualified persons.

Future smelter production is included in projected cash flows based on plant capacities.

Operating Costs and Capital Expenditures

Operating costs and capital expenditures are based on life of mine plans, operating plans and internal management forecasts, as applicable. Cost estimates incorporate management experience and expertise, current operating costs, the nature and location of each operation, and the risks associated with each operation. Future capital expenditures are based on management’s best estimate of expected future capital requirements, with input from management’s experts where appropriate. All committed and anticipated capital expenditures based on future cost estimates have been included in the projected cash flows. Operating cost and capital expenditure assumptions are subject to ongoing optimization and review by management.

Recoverable Amount Basis
In the absence of a relevant market transaction, we estimate the recoverable amount of our CGU or group of CGUs on a FVLCD basis using a discounted cash flow methodology, taking into account assumptions likely to be made by market participants unless it is expected that the value in use methodology would result in a higher recoverable amount. For the asset impairment, impairment reversal and goodwill impairment analyses performed in 2022 and 2021, we have applied the FVLCD basis. These estimates are classified as a Level 3 measurement within the fair value measurement hierarchy (Note 31).